                                                                  EXHIBIT 10(ae)

                            SECOND OMNIBUS AMENDMENT

            THIS SECOND OMNIBUS AMENDMENT (this "Amendment"), dated as of January 12, 2006, is entered into by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE LLC ("Pulte Mortgage"), as a seller (the "Seller") and the servicer (the "Servicer"), ATLANTIC ASSET SECURITIZATION LLC, as an issuer ("Atlantic"), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer ("La Fayette"), CALYON NEW YORK BRANCH, as a bank ("Calyon New York"), as a managing agent and as the administrative agent (the "Administrative Agent"), LLOYDS TSB BANK PLC, as a bank ("Lloyds"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent ("JPMC"), JUPITER SECURITIZATION CORPORATION, as an issuer ("Jupiter"), and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

            WHEREAS, the Borrower, Atlantic, La Fayette, Jupiter, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended by the First Omnibus Amendment, dated as of December 27, 2005 (the "Loan Agreement");

            WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement (the "Collateral Agency Agreement"), dated as of August 19, 2005, as amended by the First Omnibus Amendment, dated as of December 27, 2005;

            WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, the Collateral Agency Agreement and the Transaction Documents collectively, the "Operative Documents"); and

            WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.

            NOW, THEREFORE, the parties agree as follows:

      Section 1. Amendments to the Loan Agreement.

            (a) The definition of "Bank Commitment" is hereby deleted in its entirety and replaced with the following:

            "Bank Commitment" means, (a) with respect to Calyon New York, Lloyds and JPMorgan, in its capacity as a Bank, the amount set forth on
            Schedule I hereto, and (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's

            Bank Commitment, in each case as such amount may be reduced by each Assignment and Acceptance entered into between such Bank and an Eligible Assignee, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Second Restated Agreement shall (unless otherwise agreed by all the Banks) reduce ratably (or terminate) each Bank's Bank Commitment. At no time shall the aggregate Bank Commitments of all Banks exceed the Maximum Facility Amount.

            (b) The defined terms "Increased Amount" and "Increased Principal Debt" and their related definitions are hereby deleted.

            (c) The definition of "Issuer Facility Amount" is hereby deleted in its entirety and replaced with the following definition:

            "Issuer Facility Amount" means (a) with respect to Atlantic and La Fayette on an aggregate basis, $300,000,000, and (b) with respect to Jupiter on an aggregate basis, $250,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Second Restated Loan Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

            (d) The definition of "Maximum Facility Amount" is hereby deleted in its entirety and replaced with the following definition:

            "Maximum Facility Amount" means $550,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Second Restated Loan Agreement.

            (e) Schedule I is hereby deleted in its entirety and replaced with
Schedule I, Bank Commitments and Percentages, attached hereto as Annex A.

      Section 2. Amendments to the Collateral Agency Agreement. The Collateral Agency Agreement is hereby amended by deleting the definition of "Maximum Facility Amount" in its entirety and replacing it with the following definition:

            "Maximum Facility Amount" means $550,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Second Restated Loan Agreement.

      Section 3. Operative Documents in Full Force and Effect as Amended.

            Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

      Section 4. Miscellaneous.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

            (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

            (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

            (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

                                       3
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            IN WITNESS WHEREOF, the parties have agreed to and caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    PULTE FUNDING, INC.,
                                    as the Borrower and the Buyer


                                    By: ________________________________________

                                       Name:
                                       Title:

                                    PULTE MORTGAGE LLC,
                                    as the Servicer and the Seller


                                    By: ________________________________________
                                       Name:
                                       Title:

                                    CALYON NEW YORK BRANCH,
                                    as a Bank, as a Managing Agent and as
                                    the Administrative Agent


                                    By: ________________________________________
                                       Name:
                                       Title:

                                    By: ________________________________________
                                       Name:
                                       Title:

                                 ATLANTIC ASSET SECURITIZATION LLC,
                                 as an Issuer

                                 By: Calyon New York Branch, as Attorney-In-Fact

                                        By: ____________________________________
                                             Name:
                                             Title:

                                        By: ____________________________________
                                             Name:
                                             Title:

                                LA FAYETTE ASSET SECURITIZATION LLC,
                                as an Issuer

                                By: Calyon New York Branch, as Attorney-In-Fact

                                        By: ____________________________________
                                             Name:
                                             Title:

                                        By: ____________________________________
                                             Name:
                                             Title:

                               LLOYDS TSB BANK PLC,
                               as a Bank

                               By: _____________________________________________
                                     Name:
                                     Title:

                               By: _____________________________________________
                                     Name:
                                     Title:

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                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                               as a Bank and as a Managing Agent


                               By: ____________________________________________
                                   Name:
                                   Title:

                               JUPITER SECURITIZATION CORPORATION,
                               as an Issuer

                               By: JPMorgan Chase Bank, N.A., its attorney-in-
                                   fact

                                   By: ________________________________________
                                       Name:
                                       Title:

                               LASALLE BANK NATIONAL ASSOCIATION,
                               as the Collateral Agent

                               By: ____________________________________________
                                   Name:
                                   Title:

                                                                         ANNEX A

                                   SCHEDULE I

                        BANK COMMITMENTS AND PERCENTAGES

                                                                 Bank Commitment
                     Bank                      Bank Commitment     Percentage
                     ----                      ---------------   ---------------
CALYON NEW YORK BRANCH*                        $   175,000,000        31.82%

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION**    $   250,000,000        45.45%

LLOYDS TSB BANK PLC*                           $   125,000,000        22.73%

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*     Part of the Calyon New York Group, related to Atlantic and La Fayette.

**    Part of the JPMorgan Group, related to Jupiter.